EXHIBIT 99.906CERT

EXHIBIT 12 (b)

RULE 30a-2(b) CERTIFICATIONS

In connection with the Report of Cohen & Steers Asia Pacific Realty Shares, Inc. (the “Company”) on Form N-CSR as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Adam M. Derechin, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Adam M. Derechin

Adam M. Derechin
Chief Executive Officer
Date: June 25, 2010

EXHIBIT 12 (b)

RULE 30a-2(b) CERTIFICATIONS

In connection with the Report of Cohen & Steers Asia Pacific Realty Shares, Inc. (the “Company”) on Form N-CSR as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James Giallanza, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James Giallanza

James Giallanza
Principal Financial Officer
Date: June 25, 2010